UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001654330

COMM 2015-LC23 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of registrant:  0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001541294

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001558761

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001555524

LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)
(Exact name of sponsor as specified in its charter)

New York	333-193376-25	38-3979827 38-3979828 38-7143642
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On November 17, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor, of the COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), which represent, in the aggregate, the entire beneficial ownership in the COMM 2015-LC23 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as “32 Avenue of the Americas” on Exhibit B to the Pooling and Servicing Agreement (the “32 Avenue of the Americas Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “32 Avenue of the Americas Loan Combination”) that includes the 32 Avenue of the Americas Mortgage Loan and four other pari passu loans (the “32 Avenue of the Americas Pari Passu Companion Loans”), which are not assets of the Issuing Entity.  The 32 Avenue of the Americas Loan Combination, including the 32 Avenue of the Americas Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of November 1, 2015 (the “JPMBB 2015-C33 PSA”), among the J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC (“Torchlight”), as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, relating to the JPMBB Commercial Mortgage Securities Trust 2015-C33 securitization transaction into which the 32 Avenue of the Americas Pari Passu Companion Loans were deposited.  The 32 Avenue of the Americas Mortgage Loan represents 7.3% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 7.01(d) of the JPMBB 2015-C33 PSA, the Directing Certificateholder (as defined in the JPMBB 2015-C33 PSA), has the right, for long as no Control Event (as defined in the JPMBB 2015-C33 PSA) has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer under the JPMBB 2015-C33 PSA.  A copy of the JPMBB 2015-C33 PSA was filed as Exhibit 99.1 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 4, 2015.

Blackstone Real Estate Special Situations Advisors LLC, as the current Directing Certificateholder under the JPMBB 2015-C33 PSA, removed Torchlight as special servicer (as defined in the JPMBB 2015-C33 PSA) and appointed CWCapital Asset Management LLC, a Delaware limited liability company (“CWCAM”), as the replacement special servicer under the JPMBB 2015-C33 PSA. The removal of Torchlight as special servicer and appointment of CWCAM as replacement special servicer under the JPMBB 2015-C33 PSA is effective as of December 27, 2019 (the “Effective Date”).

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of December 27, 2019, the mortgage loans securitized in the JPMBB Commercial Mortgage Securities Trust 2015-C33 transaction will be specially serviced, if necessary, pursuant to the JPMBB 2015-C33 PSA by CWCAM.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)
Date: December 27, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director